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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 6, 1996



                AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
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           (Exact name of registrant as specified in its charter)



      Florida                      1-7255                 59-1219710
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(State or incorporation         (Commission             (IRS Employer
   or organization)             File Number)          Identification No.)



1776 American Heritage Life Drive
     Jacksonville, Florida                                  32224
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number:            (904) 992-1776
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                                     N/A
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        (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         Reference is made to a copy of the By-Laws of American Heritage Life Investment Corporation, as Amended and Restated, dated February 6, 1996, which is filed as Exhibit 3 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number              Description of Exhibit
             --------------              ----------------------

                  3 By-Laws of American Heritage Life Investment Corporation, as Amended and Restated, dated February 6, 1996





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                                  SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       AMERICAN HERITAGE LIFE INVESTMENT
                                       CORPORATION



Date:  February 12, 1996               By: /s/ W. Michael Heekin
                                          -------------------------------
                                          W. Michael Heekin
                                          Senior Vice President and
                                          Corporate Secretary





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                                EXHIBIT INDEX

         The following designed exhibit is filed herewith:

Exhibit
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   3             By-Laws of American Heritage Life
                 Investment Corporation, as Amended
                 and Restated, dated February 6, 1996





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